Investor Presentation

September 2012

T. Michael Ansley
President & Chief Executive Officer

David G. Burke
Chief Financial Officer & Treasurer

OTCQB : DFRH
www.diversifiedrestaurantholdings.com

Safe Harbor Statement

This presentation may contain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Any such statements are based upon management's current expectations that involve risks and uncertainties. Any statements that are not statements of historical fact or that are about future events may be deemed to be forward-looking statements. For example, words such as "may", "will", "should", "estimates", "predicts", "potential", "continue", "strategy", "believes", "anticipates", "plans", "expects", "intends" and similar expressions are intended to identify forward-looking statements.

The Company's actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. The following factors are among those that could cause actual results to differ materially from the forward-looking statements, which involve risks and uncertainties, and that should be considered in evaluating any such statement: fluctuations in the machine tool business cycles, changes in general economic conditions in the U.S. or internationally, the mix of products sold and the profit margins thereon, the relative success of the Company's entry into new product and geographic markets, the Company's ability to manage its operating costs, actions taken by customers such as order cancellations or reduced bookings by customers or distributors, competitor's actions such as price discounting or new product introductions, governmental regulations and environmental matters, changes in the availability of cost of materials and supplies, the implementation of new technologies and currency fluctuations. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Premier Franchisee and Restaurant Concept Innovator

Owner, operator, and franchisor of the unique, full-service, ultra-casual restaurant and bar ***Bagger Dave's Legendary Burger Tavern®*** *and an award winning franchisee for* ***Buffalo Wild Wings®***

Founded: 2006 **IPO: 2008** **OTCQB: DFRH**

Market Capitalization (mm's)	$71.0	Avg. Vol. (3 month)	200
Recent Price	$3.75	TTM Q2 '12 Revenue (mm's)	$65.2
52 wk. Price Range	$3.00 - $5.00	Corporate-owned	29
Shares Outstanding (mm's)	19.0	Bagger Dave's Franchises	1
Insider Ownership	66.3%	2012 Planned Restaurants	15[1]

Market Data as of August 31, 2012; Ownership as of most recent filing; Year End is Last Sunday in December

[1] Entered into an Asset Purchase Agreement to acquire eight BWW's (with rights to develop an additional BWW restaurant) located in Illinois and Indiana with an expectation to complete the purchase by the end of October 2012.

Our Vision and Mission

Vision

To be the preferred ultra-casual dining destination in our market

Mission

*To "**delight guests**" by providing experiences that create loyalty*

Two Distinct Yet Complementary Brands

DRH diversifiedrestaurantholdingsinc.

LEGENDARY BAGGER DAVE'S Est. 2008 BURGER TAVERN

"Ultra-Casual" and affordable restaurant brands

Synergies create cost savings and additional growth opportunities

BUFFALO WILD WINGS WINGS. BEER. SPORTS.





Innovative New Concept: Bagger Dave's

Create Your Own Legendary Experience


BAGGER
DAVE'S

Bagger Dave's Legendary Burger Tavern ®

Brand Differentiators:

- Seven company-owned and one franchised store in two states
- Full-service, ultra-casual restaurant and bar
- Freshly-made, customizable burgers
  - 30 topping choices and seven house-made sauces
- Differentiated casual menu includes fresh-cut sweet potato chips, Sloppy Dave's BBQ®, and Turkey Black Bean Chili®
- Full bar featuring craft beer & sommelier wine pairings
- Private label sodas featuring more variety and yielding higher margins
- Strong Q2 '12 performance
  - 6.8% increase in same store sales
  - 15% beverage and alcohol sales

Bagger Dave's Sales Mix

Day Part Mix


Late Night
3%
Lunch
28%
Dinner
41%
Happy
Hour
28%

Unlike many fast-casual concepts with similar menu prices, Bagger Dave's maintains a very balanced day part sales mix

Menu Sales Mix


Liquor &
Wine 4%
Desserts 2%
Beer 11%
Chili &
Salads 4%
Sandwiches
5%
Beverage 7%
Burgers
49%
Fries &
Chips
18%

Bagger Dave's is in the business of selling burgers and beer, but our other offerings provide good variety while keeping our menu simple.

Rapid Expansion Strategy

1 Organic Expansion

- Bagger Dave's: 35 - 45 company-owned stores by end of year 2015
- Buffalo Wild Wings: 47 planned stores by 2017
  - *17 potential locations per Area Development Agreements*

2 Diverse Concepts

- New Concept Development
- Acquisitions: Fast casual, ultra casual, and casual dining

3 Franchising Bagger Dave's

- Experienced multi-unit operators
- Focus expansion in Midwest

Proven Track Record of Growth



11
2
9
17
2
6
9
18
2
7
9
22
3
19
28
6
22
30
8[1]
22
45
12[1]
33[2]
57
20[1]
37[2]
99
52[1]
47[2]
2007
2008
2009
2010
2011
2012 YTD
2012 (est.)
2013 (est.)
2017 (est.)
Managed BWW
Owned BWW
Bagger Dave's

[1] *Includes franchised Bagger Dave's locations.*

[2] *Entered into an Asset Purchase Agreement to acquire eight BWW's (with rights to develop an additional BWW restaurant) located in Illinois and Indiana with an expectation to complete the purchase by the end of October 2012.*

Significant Unit Growth Planned

Corporate Owned

- 22 Buffalo Wild Wings[1]
- 8 BWW Pending Acquisition[2]
- 7 Bagger Dave's

Franchised

- 1 Bagger Dave's[3]
- ● Proposed Bagger Dave's[3]


14
7
4
4
1
8

Total Growth

Bagger Dave's:
35 - 45 stores by 2015

BWW: 47 stores by 2017

[1] In fulfillment of 32-store Area Development Agreement with franchisor Buffalo Wild Wings, Inc., another 16 locations are planned over the next five years.

[2] Entered into an Asset Purchase Agreement to acquire eight BWW's (with rights to develop another BWW restaurant) located In Illinois and Indiana with an expectation to complete the purchase by the end of October 2012.

[3] Signed multi-unit area development agreement for expansion into Midwest

See supplemental slide for historic and current expansion breakdown

Unique Business Model

Market Segmentation

DRH diversifiedrestaurantholdingsinc.

Hybrids of the Fast Casual and Casual Dining segments

Quick Service	Fast Casual	Casual Dining
Wendy's, Subway, Chick-fil-A, KFC, Taco Bell, Arby's, McDonald's, Burger King	Baja Fresh Mexican Grill, Panera Bread, Pei Wei Asian Diner, Così Simply Good Taste, Five Guys Famous Burgers and Fries, Chipotle Mexican Grill	T.G.I. Friday's, Red Robin, Bennigan's Grill & Tavern, Applebee's, Ruby Tuesday, Chili's

Legendary Bagger Dave's Burger Tavern — Buffalo Wild Wings (Wings. Beer. Sports.)

Bridging the gap as the newly defined "Ultra-Casual" concept

Marketing Strategy

DRH diversifiedrestaurantholdingsinc.

Capitalizing on Brands

Unique Ambiance

- Lively and high-energy
- Dramatic design
- Inviting atmosphere

Local Store Marketing

- Charity/Fundraising
- Youth Sports Sponsorships
- Pharma. Rep. Program
- Brand Ambassador Program

Electronic Media

- Social Media (Facebook ,Twitter)
- Pandora Radio Ads
- Mobile Website and Apps
- E-club (Monthly Mail)

Traditional Marketing

- In-store Promotions
- Public Relations
- Radio, TV, Billboards
- Pro Stadium/Teams Sponsorships

Guest Driven Culture

DRH diversifiedrestaurantholdingsinc.

- Focused on Quality Guest Service
  - Focus on seven *essential* business drivers: people, quality, hospitality, speed, accuracy, cleanliness and value
  - Develop management from within to ensure operational and service consistency
  - Invest in employee retention and training to enhance guest experience
  - Emphasize that a happy employee translates to a happy guest


BAGGER
BURGER

- Qualitative Metrics
  - Guest Experience Management (GEM) scores
  - Secret shopper scores



DRH diversifiedrestaurantholdingsinc.

Disciplined Business Model

- Disciplined Site Selection
  - Target locations in well-anchored shopping or lifestyle entertainment centers or in close proximity to high-traffic venues
    - Preference for strong end-cap position
    - Retailers seek out locations occupied with DFRH concepts
  - Industry leading low occupancy costs, averaging < 6% of sales
  - Proven strong new-restaurant sales performance history
  - Flexible real estate model





LEGENDARY BAGGER DAVE'S BURGER TAVERN

BUFFALO WILD WINGS WINGS. BEER. SPORTS.

Compelling Unit Economics

DRH diversifiedrestaurantholdingsinc.

	Bagger Dave's	Buffalo Wild Wings
Average Size (sq. ft.)	4,000 - 4,900	5,500 - 6,500
Target Investment	$800,000	$1,300,000
Preopening Expenses	$125,000	$160,000
Target Revenue	$1,600,000	$2,600,000

Strong Management Team

MANAGEMENT

T. Michael Ansley, Chairman, President , CEO, and Director
- More than 16 years of restaurant and hospitality industry experience
- Numerous accolades from Buffalo Wings Wings Inc.

David G. Burke, Treasurer , CFO, and Director
- Former Federal-Mogul Corporation Director of Finance
- MBA, University of Michigan

Jason Curtis, Chief Operating Officer
- Certified Foodservice Management Professional (FMP)
- Member of BWW Inc. Leadership Council

Ioana Ben-Ezra, Chief Compliance Officer
- Former Senior Accountant at Deloitte & Touche

Bill McClintock, SVP Franchising and Development
- Former VP of Franchising and Development at BWW Inc.

Rebecca Raver, VP of Marketing
- Former Account Supervisor at the Berline Group

Lupita Distaso, VP of Purchasing
- Former Purchasing Director at Little Caesars Pizza

BOARD OF DIRECTORS

T. Michael Ansley
- Chairman, President, and CEO

David G. Burke
- Treasurer and Chief Financial Officer

Philip Friedman
- Chairman and CEO of Salsarita's Fresh Cantina

Joe Nowicki, CPA
- CFO of Spartan Motors, Inc.

Jay Dusenberry
- VP of Operations at Cold Heading Co.

David Ligotti, CPA, CFA
- Owner and Operator of Oakwood Business Services, LLC

Greg Stevens
- Partner - Cold Heading Co.

Financial Performance

Expanding Revenue



(in millions)
Unpooled CAGR: 105.6%
2007 – 2011
Pooled CAGR: 22.3%
2007 – 2011
$27.1
$3.4
$35.1
$11.6
$41.8
$19.1
$45.2
$43.1
Acquisition
$60.7
$65.2
2007
2008
2009
2010
2011
Q2 12 TTM
Pooled (GAAP)
Unpooled (non-GAAP)

On February 1, 2010, the Company completed an acquisition of nine BWW restaurants (the "Affiliates Acquisition") that were under common control. Under the Generally Accepted Accounting Principles ("GAAP"), the Affiliates Acquisition was reported as if the transaction had occurred at the beginning of the Company's 2010 year. Financial results of the Company's existing operations were combined, or "pooled", with the results of the acquired affiliates and reported accordingly. In order to comply with GAAP, comparative financial information for prior years was also combined for reporting purposes. Prior to the Affiliates Acquisition, and for a period that dates as far back as 2006, the Company received a fee to manage these nine commonly-controlled restaurants and, accordingly, reported the management fee in the financial results without regard to a "pooling" treatment. Given this historical financial reporting practice, the Company believes a presentation of the comparative financial information on both a "pooled" (GAAP) and "unpooled" (non-GAAP) basis provides meaningful financial measures for shareholders.

Margin Expansion Potential

Adjusted EBITDA Margin*



(0.4%)
1.5%
11.6%
10.4%
12.7%
9.6%
2007
2008
2009
2010
2011
Q2 '12 TTM

* EBITDA is defined as earnings before interest, taxes, depreciation and amortization

See supplemental slides for EBITDA reconciliation and other important disclaimers regarding EBITDA

Store Counts



11
17
18
22
28
45
9
2
9
6
2
9
7
2
19
3
22
6
33²
12¹
2007
2008
2009
2010
2011
2012 (est.)
Managed BWW
Owned BWW
Bagger Dave's

[1] Includes one franchised Bagger Dave's location

[2] Entered into an Asset Purchase Agreement to acquire eight BWW's (with rights to develop another BWW restaurant) located In Illinois and Indiana with an expectation to complete the purchase by the end of October 2012.

Q2 2012 Results

Revenue
(in millions)



$14.9
$16.7
Q2 '11
Q2 '12

Corporate-Owned Store Counts



Buffalo Wild Wings
Bagger Dave's
25
29
4
7
21
22
Q2 '11
Q2 '12

Same Store Sales Growth



5.1%
6.1%
9.4%
6.8%
Q2 '11
Q2 '12
Q2 '11
Q2 '12
Buffalo Wild Wings
Bagger Dave's

Strong Cash Generation

DRH diversifiedrestaurantholdingsinc.

Cash & Cash Equivalents

(in millions)



$0.3
$0.1
$1.6
$1.4
$1.5
$2.5
2007
2008
2009
2010
2011
Q2 '12

Shareholders Equity

(in millions)



$0.8
$1.2
$2.8
(-$0.1)
$1.9
$2.4
2007
2008
2009
2010
2011
Q2 '12

Debt / EBITDA*



24.0
11.0
2.0
4.0
3.0
2.8
2007
2008
2009
2010
2011
Q2 '12 TTM

* *EBITDA is defined as earnings before interest, taxes, depreciation and amortization*

See supplemental slides for EBITDA reconciliation and other important disclaimers regarding EBITDA

(in millions)

Debt	6/24/12
Current	$2.4
Long-term	$19.1
Total	$21.5

Investment Highlights

Differentiating Factors

Strong Market Presence

- Strong, continued same store sales growth for both Bagger Dave's and BWW
- Rapidly building Bagger Dave's brand as innovative concept platform.
- Buffalo Wild Wings is among the top10 fastest-growing restaurant chains

Adding Value to Existing Concepts

- Focus on seven *essential* business drivers: people, quality, hospitality, speed, accuracy, cleanliness, and value
- Award winning and industry recognized service
- Highly experienced and effective management team leveraging lean principles to manage cost structure and increase margins

Customer Service

- Vision to be the preferred ultra-casual dining destination in our market
- Mission to **delight guests** by providing experiences that create loyalty
- Invest in employee retention and training to enhance guest experience
- Develop management from within to ensure operational and service consistency

Demonstrated Success

DRH diversified restaurant holdings inc.

- Strong Same Store Sales Growth
  - $0.8 million of $1.8 million increase in Q2 2012
    - 6.8% increase - Bagger Dave's
    - 6.1% increase - BWW
- Consistent margin expansion
  - Industry leading alcohol sales
    - 15% - Bagger Dave's
    - 22% - BWW
  - Capture of adjacent business traffic
  - Leverage scale and competitively superior restaurant concepts



OTCQB : DFRH

www.diversifiedrestaurantholdings.com

Supplemental Information

Investor Presentation

September 2012

Historic and Current Growth

DRH diversifiedrestaurantholdingsinc.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
DRH Restaurant Openings

	2012E (planned)	2012A (as of 8/31/12)	2011	2010	2009	2008	2007
Beginning of year - corporate owned	28	28	22	9	8	2	0
Beginning of year – franchised stores	0	0	0	0	0	0	0
Beginning of year - acquisitions / affiliate restaurants under common control	0	0	0	9	9	9	9
Summary of restaurants open at the beginning of the year	28	28	22	18	17	11	9
Corporate openings	8	1	6	4	1	6	2
Franchised openings	1	1	0	0	0	0	0
Acquisitions[1]	8	0	0	0	0	0	0
Closures	0	0	0	0	0	0	0
Total restaurants	**45**	**30**	**28**	**22**	**18**	**17**	**11**

[1] *Entered into an Asset Purchase Agreement to acquire eight BWW's (with rights to develop an additional BWW restaurant) located In Illinois and Indiana with an expectation to complete the purchase by the end of October 2012.*

Adjusted EBITDA Reconciliation

(in millions)

Period Ended:	Q2 '12 TTM	2011	2010	2009	2008	2007
Net Income	$1.24	$1.84	$0.17	$1.19	$(0.32)	$(0.20)
+ Interest Expense	$1.12	$1.14	$1.32	$0.78	$0.29	$0.06
+ Income Tax Expense (Benefit)	$0.27	$0.59	$(0.13)	$0.35	$(0.52)	$(0.08)
+ Depreciation & Amortization	$3.80	$3.48	$2.69	$2.36	$0.88	$0.11
+ Pre-opening Expense	$0.71	$0.71	$0.65	$0.16	$0.00	$0.00
Adjusted EBITDA[1]	$7.14	$7.70	$4.70	$4.84	$0.56	$(0.10)

EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

[1]Adjusted EBITDA, a non-GAAP financial measure, is defined as adjusted earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is used by management to internally measure our operating and management performance and by investors as a supplemental financial measure to evaluate the performance of our business that, when viewed with our GAAP results and the accompanying reconciliation, we believe provides additional information that is useful to gain an understanding of the factors and trends affecting our business.

[2]The Company did not track these costs in 2007 and 2008.

Milestones

February 2010	– Acquired nine affiliated Buffalo Wild Wings restaurants for $3.1M
February 2010	– Opened our third Bagger Dave's in Novi, MI
March 2010	– Hired David G. Burke as the Company's first Chief Financial Officer. Previously, David was a Director of Finance at Federal-Mogul Corporation.
April 2010	– Hired Ioana Ben-Ezra as Corporate Controller to further enhance the Company's management team. Ioana was previously a Senior Accountant at Deloitte & Touche.
May 2010	– Refinanced existing debt with a $9.0M 7.1% fixed-rate facility and secured a $6.0M development line of credit from RBS Citizens N.A. for development of new Buffalo Wild Wings and Bagger Dave's
June 2010	– Expanded board to seven members – adding Joseph Nowicki, CFO of Spartan Motors, Inc., and Bill McClintock, SVP Development of McAlister's Franchise Corp.
June 2010	– Opened 17th Buffalo Wild Wings restaurant in Marquette, MI
June 2010	– Exercised option to purchase Brandon, FL building and property where we currently operate a BWW
August 2010	– Opened 18th Buffalo Wild Wings restaurant in Chesterfield, MI
November 2010	– Opened 19th Buffalo Wild Wings restaurant in Fort Myers, FL
February 2011	– Opened our 20th Buffalo Wild Wings restaurant in Traverse City, MI
February 2011	– Opened our 21st Buffalo Wild Wings restaurant in Lakeland, FL
February 2011	– Opened our 4th Bagger Dave's restaurant in Brighton, MI
March 2011	– Hired Bill McClintock as SVP Franchising & Development who has extensive experience and relationships as former VP of franchising & development for Buffalo Wild Wings and McAlister's Deli

Milestones (continued)

March 2011	– Added Philip Friedman to board of directors, most recently Chairman and CEO of Salsarita's Fresh Cantina, and member of the board of directors for the National Restaurant Association.
May 2011	– Hired Rebecca Raver as VP of Marketing to streamline our marketing efforts. Previously, Rebecca was an Account Supervisor at the Berline Group
June 2011	– Signed new credit agreement with RBS Citizens N.A. for a $7.0M development line of credit and $1.0M working capital line of credit
September 2011	– Hired Lupita Distaso as VP of Purchasing to ensure quality and take advantage of Bagger Dave's growth by partnering with vendors. Previously, Lupita was Purchasing Director at Little Caesars® Pizza .
September 2011	– Opened our 5th Bagger Dave's restaurant in East Lansing, MI
October 2011	– Opened our 22nd Buffalo Wild Wings restaurant in University Park, FL
October 2011	– Secured $50M credit facility from RBS for growth and acquisition
November 2011	– Opened our 6th Bagger Dave's restaurant in Cascade Twp (Grand Rapids area), MI
November 2011	– Executed Area Development Agreement (the "ADA") with BD's Restaurant Group, LLC to develop and operate six franchised Bagger Dave's Legendary Burger Tavern® restaurants in the Midwest
April 2012	– Refinanced most of our existing debt into one facility taking advantage of historically low interest rates, expecting to save approximately $750k in cash flow in year one
May 2012	– Opened our 7th Bagger Dave's restaurant in Grandville, MI
May 2012	– Entered into an Asset Purchase Agreement in attempt to acquire nine BWWs located in Wisconsin
June 2012	– Opened 1st Bagger Dave's franchise restaurant in Cape Girardeau, MO
July 2012	– Entered into an Asset Purchase Agreement to acquire eight BWW restaurants located in Illinois and Indiana, with an expectation to complete the purchase by the end of October 2012

Strong Recovery


Restaurant Performance Index
104
103
102
101
100
99
98
97
96
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Expansion
Contraction
101.4 [1] in June, above 100 for 8th consecutive month

Source: National Restaurant Association July 31, 2012

[1] Restaurant Performance Index (RPI) is a monthly index tracking the performance of the restaurant industry and is calculated based on answers given in response to a survey sent out to restaurateurs nationwide each month. *Values Greater than 100 = Expansion; Values Less than 100 = Contraction*

Consumer Preference Shift to Casual Market-Segment

DRH diversifiedrestaurantholdingsinc.


Shifts in total spending across restaurant segments
Percentage of total restaurant spending
Limited-service restaurants (e.g., McDonald's, Pizza Hut, Subway)
Casual-dining/chain restaurants (e.g., Applebee's, Olive Garden)
Fine-dining restaurants
41.4%
41.1%
42.1%
42.2%
40.7%
41.5%
38.7%
38.5%
38.1%
39.3%
39.9%
39.8%
19.8%
20.3%
19.7%
18.2%
19.3%
18.5%
Q1-2011
Q2-2011
Q3-2011
Q4-2011
Q1-2012
Q2-2012
Data Source: Q2 2012 Dectiva Restaurant Industry Tracking Survey
www.dectiva.com
$66.32 1
Monthly Avg.
Spend, up
10.8% YOY

Source: Q2-2012 Dectiva Restaurant Industry Tracking Survey

[1] Average spend per month among casual dining restaurants rose from $59.85 a year ago to $66.32 in the second quarter 2012 for an increase of 10.8 percent.

Executive Compensation

- **Base Salary**
  - Established from data in Chain Restaurant Executive Compensation Report
    - Increases tied to objectives established by Compensation Committee
      - EBITDA
      - Revenue
      - Number of new stores opened
- **Long-Term Incentive Plans and Awards**
  - Stock Incentive Plan
    - Designed to align management's interest with those of the Company
      - Permits the grant and award of 750,000 shares of common stock by way of stock options and/or restricted stock
      - Vesting periods defined at grant date
      - Committee may place restrictions such as performance measures